UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 27, 2019

CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)

(847) 397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Item 2.05. Costs Associated with Exit or Disposal Activities.

On June 27, 2019, CDK Global, Inc. (the “Company”) committed to a plan to divest: (a) all of the assets of its Advertising North America business segment; and (b) certain assets of its Retail Solutions North America segment related to mobile advertising solutions and website services (collectively, the “Digital Marketing Business”), in order to focus on its core suite of SaaS software and technology solutions for the markets it serves through the Retail Solutions North America and CDK International segments.

The Company's decision to divest of the Digital Marketing Business was the result of a comprehensive strategic review of the Company’s business, undertaken during the fiscal quarter ending June 30, 2019 (the “fourth quarter”). The Company has engaged Allen & Company to identify potential buyers and evaluate proposals for the Digital Marketing Business. The Company intends to complete its divestiture of the Digital Marketing Business during the next 12 months.

Beginning in the fourth quarter, the Digital Marketing Business will be presented as discontinued operations. The Digital Marketing Business represented approximately 19% and 13% of the Company’s revenues and pre-tax earnings, under GAAP and on an ASC 606 basis, respectively, during the nine months ended March 31, 2019. In conjunction with the transaction, the company will review its capital allocating strategy. The Company expects to remain near the top end of its existing target leverage ratio of 2.5 to 3.0 times net debt to adjusted EBITDA.

The Company may incur impairment and other non-cash charges reflecting a write down of the net assets of the Digital Marketing Business to their net realizable value but the Company is not able to estimate the amount at this time. Such charges are expected to be incurred in the fourth quarter, and may be incurred in future periods.

The Company is also not yet able to make a good faith determination of the estimated amount or range of amounts of costs expected to be incurred in connection with the divestiture of the Digital Marketing Business. The Company will amend this Form 8-K in accordance with SEC rules (or include in its Annual Report on Form 10-K for the fiscal year ended June 30, 2019, as applicable) to include this information after it makes a determination of such estimates or range of estimates.

Item 2.06. Material Impairments.

The disclosure set forth above in Item 2.05 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On June 27, 2019, the Company issued a press release announcing the Company’s commitment to divest the Digital Marketing Business.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto, and is incorporated by reference herein.

The information contained in this Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act, if it is expressly incorporated by specific reference in such filing.

Safe Harbor for Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: the Company’s planned divestiture of the Digital Marketing Business; the Company’s objectives for its Retail Solutions North America and CDK International segments; the Company’s target leverage ratio; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and advertising and related industry changes; competitive conditions; changes in regulation (including future interpretations, assumptions and regulatory guidance related to the Tax Cuts and Jobs Act); changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements.  The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the SEC, including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause  the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at www.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this document even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by CDK Global, Inc. on June 27, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK Global, Inc.

Date: June 27, 2019	By:	/s/ JOSEPH A. TAUTGES
Joseph A. Tautges
Executive Vice President, Chief Financial Officer